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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported):   July 9, 2003
                                                             ------------



                             KINGDOM VENTURES, INC.
             (Exact name of registrant as specified in its charter)

                                     NEVADA
                 (State of Other Jurisdiction of Incorporation)

         000-32273                                        88-0419183
(Commission File Number)                      (IRS Employer Identification No.)

       1045 STEPHANIE WAY
         MINDEN, NEVADA                                              89423
(Address of Principal Executive Offices)                           (Zip Code)

                                 (775) 267-2242
              (Registrant's Telephone Number, Including Area Code)


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ITEM 5.  OTHER EVENTS

         On July 9, 2003, Kingdom Ventures, Inc. announced On June 24, 2003, Kingdom Ventures, Inc., announced expected results from operations for its second fiscal quarter ending July 31, 2003. A copy of the announcement is included as an exhibit to this Current Report on Form 8-K.

ITEM 7.  EXHIBITS.

         The following documents are filed as exhibits to this report.

99.1     Press release date July 9, 2003.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                       KINGDOM VENTURES, INC.


Date:       July 9, 2003         By:   /s/ Gene Jackson
                                     ---------------------------------
                                     Gene Jackson, President and Chief
                                     Executive Officer



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EXHIBIT INDEX

99.1     Press release date July 9, 2003.


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